SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2026
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Subsequent to the quarter, Brookfield Renewable approved plans to simplify its corporate structure by converting Brookfield Renewable Partners L.P. and Brookfield Renewable Corporation into one publicly traded corporation. The simplification is subject to customary regulatory approvals as well as unitholder and shareholder approval.
Subsequent to the quarter, the company, together with its institutional partners, completed the sale of its remaining 33% interest in a 132 MW portfolio of operating wind and solar assets in the United States for proceeds of approximately $31 million ($20 million net to the company).